UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2022

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MNTX	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights	N/A	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 13, 2022, Manitex International, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) to report the completion of the Company’s acquisition of a 70% equity interest in Rabern Rentals, LLC (previously Rabern Rentals, LP, “Rabern”) pursuant to a Membership Interest Purchase Agreement, among the Company, Rabern and Steven Berner.

This Current Report on Form 8-K/A amends the Initial Report to include the following historical financial statements required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4): the audited consolidated balance sheet of Rabern as of December 31, 2021, the related statements of income, changes in partners’ equity and cash flows for the year ended December 31, 2021, the related notes, and the related report of Lane Gorman Trubitt, LLC, Rabern’s independent registered public accounting firm, which are incorporated by reference as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Rabern’s audited consolidated balance sheet as of December 31, 2021, the related statements of income, changes in partners’ equity and cash flows for the year ended December 31, 2021, the related notes, and the related report of Lane Gorman Trubitt, LLC, Rabern’s independent registered public accounting firm, are incorporated by reference as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information

The Company has determined that no pro forma financial information is required to be filed in connection with the Rabern transaction.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Lane Gorman Trubitt, LLC.

99.1	Rabern’s audited consolidated balance sheet as of December 31, 2021, the related statements of income, changes in partners’ equity and cash flows for the year ended December 31, 2021, the related notes, and the related report of Lane Gorman Trubitt, LLC, Rabern’s independent registered public accounting firm.

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ Joseph Doolan
Name:	Joseph Doolan
Title:	Chief Financial Officer

Date: April 22, 2022